UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2023

MOLSON COORS BEVERAGE COMPANY

(Exact name of registrant as specified in its charter)

Commission File Number: 001-14829

Delaware	84-0178360
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

P.O. Box 4030, BC555, Golden, Colorado 80401

111 Boulevard Robert-Bourassa, 9th Floor, Montréal, Québec, Canada H3C 2M1

(Address of principal executive offices, including zip code)

(303) 279-6565 / (514) 521-1786

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock, par value $0.01	TAP.A	New York Stock Exchange
Class B Common Stock, par value $0.01	TAP	New York Stock Exchange
1.25% Senior Notes due 2024	TAP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Molson Coors Beverage Company (the “Company”) was held on May 17, 2023 in Montréal, Québec, Canada. The Company's stockholders voted on four proposals that are described in detail in the Company's definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 5, 2023. Set forth below are the matters the stockholders voted on and the final voting results.

Proposal 1:

Votes of the Company's Class A and Class B common stock, respectively, regarding the election of the persons named below as directors for a one-year term were as follows:

CLASS A DIRECTOR NOMINEE	For	Withheld	Broker Non-Votes
Julia M. Brown	5,132,000	456	9,489
David S. Coors	5,104,549	27,907	9,489
Peter H. Coors	5,104,549	27,907	9,489
Mary Lynn Ferguson-McHugh	5,131,748	708	9,489
Gavin D.K. Hattersley	5,132,107	349	9,489
Andrew T. Molson	5,104,499	27,957	9,489
Geoffrey E. Molson	5,104,454	28,002	9,489
Nessa O'Sullivan	5,131,999	457	9,489
Louis Vachon	5,131,660	796	9,489
Leroy J. Williams, Jr.	5,132,148	308	9,489
James "Sandy" A. Winnefeld, Jr.	5,132,108	348	9,489

CLASS B DIRECTOR NOMINEE	For	Withheld	Broker Non-Votes
Roger G. Eaton	162,583,068	6,376,001	750
Charles M. Herington	161,330,484	7,628,585	750
H. Sanford Riley	116,466,300	52,492,769	750

Proposal 2:

Votes of the Company's Class A and Class B common stock, together as a single class, regarding the approval, on a non-binding advisory basis, of the compensation of the Company's named executive officers were as follows:

For	Against	Abstain	Broker Non-Votes
166,779,778	7,127,940	184,557	9,489

Proposal 3:

Votes of the Company’s Class A common stock, on a non-binding advisory basis, regarding the frequency of future non-binding advisory votes on the compensation of the Company’s named executive officers:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
5,131,226	683	236	311	9,489

2

As indicated above, over 99% of the votes cast by Class A stockholders were voted, on a non-binding advisory basis, in favor of holding non-binding advisory votes on named executive officer compensation every year. In light of these results, the Company's Board of Directors has determined to hold a non-binding advisory vote on named executive officer compensation every year until the next required advisory vote on the frequency of future non-binding advisory votes on named executive officer compensation or until the Board of Directors otherwise determines that a different frequency for such advisory votes is in the best interests of the stockholders of the Company.

Proposal 4:

Votes of the Company's Class A common stock regarding the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2023 were as follows:

For	Against	Abstain	Broker Non-Votes
5,141,629	204	112	N/A

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Document Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLSON COORS BEVERAGE COMPANY

Date:	May 22, 2023	By:	/s/ David P. Knaff
David P. Knaff
Assistant Secretary

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